UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
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VIKING SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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VIKING SYSTEMS, INC.
134 Flanders Road
Westborough, MA 01581

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL OF OUR COMMON STOCKHOLDERS:

The purpose of this letter is to inform you that on January 18, 2008, our stockholders holding a majority of the voting power of the outstanding shares of our common stock executed written consents in lieu of a special meeting pursuant to which such stockholders ratified and approved the following equity compensation plans:

1.           The Viking Systems, Inc. 2008 Equity Incentive Plan; and
2.           The Viking Systems, Inc. 2008 Non-Employee Directors’ Stock Option Plan.

Pursuant to Section 228 of the Delaware General Corporation Law, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The accompanying Information Statement, which we urge you to read carefully, describes the Viking Systems, Inc. 2008 Equity Incentive Plan and the Viking Systems, Inc. 2008 Non-Employee Directors’ Stock Option Plan in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  Our stockholders approved and ratified each of the Equity Plans as of January 18, 2008, and, pursuant to Rule 14c-2 under the Exchange Act, January 18, 2008, will be the “Effective Date” of the Equity Plans upon passage of 20 calendar days after the date we first mail this information statement to our stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  Because the written consent of holders of a majority of our outstanding shares of common stock satisfies all applicable stockholder voting requirements, we are not asking you for a proxy.

The accompanying information statement is for information purposes only.  Please read it carefully.

April 10, 2008	By Order of the Board of Directors /s/ William C. Bopp
William C. Bopp
Chairman of the Board of Directors

VIKING SYSTEMS, INC.

INFORMATION STATEMENT

April 10, 2008

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is first being mailed on or about April 14, 2008 to the stockholders of record of Viking Systems, Inc. (“us,” “our,” “we,” or the “Company”) at the close of business on April 4, 2008, which date we refer to in this information statement as the record date.  This information statement is being sent to you for information purposes only.  No action is requested or required on your part.  This information statement constitutes notice to our stockholders of corporate action by stockholders without a meeting, as required by Section 228 of the Delaware General Corporation Law.

This information statement is being furnished to inform you that holders of shares representing a majority of the voting power of our outstanding common stock, par value $0.001 per share, have executed written consents in lieu of a special meeting pursuant to which such stockholders ratified and approved the: (i) Viking Systems, Inc. 2008 Equity Incentive Plan; and (ii) Viking Systems, Inc. 2008 Non-Employee Directors’ Stock Option Plan.  Additional information regarding each such equity compensation plan may be found in this information statement under the sections entitled “INFORMATION ABOUT THE 2008 EQUITY INCENTIVE PLAN” and “INFORMATION ABOUT THE DIRECTORS’ PLAN,” respectively.

We will bear the expenses relating to this information statement, including expenses in connection with its preparation and mailing, and all documents that now accompany or may in the future supplement it.  We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders at such address.  We will undertake to deliver promptly upon written or oral request a separate copy of this information statement to a stockholder at a shared address to which a single copy of this information statement was delivered.  You may make a written or oral request by sending a written notification to our principal executive offices (address below), stating your name, your shared address, and the address to which we should direct the additional copy or by calling our principal executive offices (number below).  If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices.  Additionally, if stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Viking Systems, Inc.
134 Flanders Road, Westborough, MA 01581
(508) 366-8882

i

FORWARD-LOOKING STATEMENTS

This information statement may contain certain forward-looking statements.  Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters.  You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “assume” or other similar expressions, or negatives of those expressions, although not all forward-looking statements contain these identifying words.  Such statements are based on our management’s current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  All statements other than historical facts contained or incorporated by reference in this information statement, regarding our future strategy, future operations, projected financial position, estimated future revenues, projected costs, future prospects, the future of our industry and results that might be obtained by pursuing management’s current plans and objectives are forward-looking statements.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct.  You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control.  Our forward-looking statements are based on the information currently available to us and speak only as of the date of the filing of this information statement, or, in the case of forward-looking statements in documents incorporated by reference, as of the date of the date of the filing of the document that includes the statement.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us.  Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our security holders.  We do not undertake and specifically decline any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments.

ii

APPENDIX A: VIKING SYSTEMS, INC. 2008 EQUITY INCENTIVE PLAN
APPENDIX B: VIKING SYSTEMS, INC. 2008 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

iii

VOTING SECURITIES

As of the close of business on the record date, we had 400,000,000 shares of common stock authorized, of which 42,556,610 shares were outstanding, and 25,000,000 shares of preferred stock authorized, of which no shares were outstanding.  Each share of common stock is entitled to one vote.  Although our board of directors approved each of the Viking Systems, Inc. 2008 Equity Incentive Plan (the “2008 Equity Plan”), and the Viking Systems, Inc. 2008 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan,” and together with the 2008 Equity Plan, the “Equity Plans”) on January 3, 2008, and such approval is ordinarily sufficient to implement such types of plans, the Company sought stockholder approval of the Equity Plans for corporate governance purposes, and to obtain certain tax benefits, including, without limitation, the ability to grant incentive stock options and for certain grants to qualify for exemption from the restrictions under 162(m) of the Internal Revenue Code.  Our stockholders approved and ratified each of the Equity Plans as of January 18, 2008 and such will be the “Effective Date” of the Equity Plans upon passage of 20 calendar days after the date we first mail this information statement to our stockholders, in accordance with the rules of the Securities and Exchange Commission.

Under Delaware law and our certificate of incorporation and bylaws, we are entitled to obtain stockholder approval by written consent.  Because holders representing a majority of the voting power of our common stock signed written consents ratifying and approving each of the Equity Plans, our board of directors is authorized, at its discretion, to take all steps necessary to implement the Equity Plans.

INFORMATION ABOUT THE 2008 EQUITY PLAN

Introduction

We use equity incentive plans to grant stock-based awards broadly to our employees, a practice that reflects our belief that all of our employees should have a stake in increasing stockholder value.  We believe that stock-based awards help us recruit, retain, and drive superior performance by our directors, officers, employees and consultants.  Accordingly, we also believe that stock-based awards contribute significantly to our success and align the interests of our employees and stockholders.

The 2008 Equity Plan is intended as the successor to our 2004 Stock Incentive Plan (the “2004 Plan”).  No additional awards will be granted under the 2004 Plan.  All outstanding awards granted under the 2004 Plan will remain subject to the terms of the 2004 Plan, except that our board of directors may elect to extend one or more of the features of the 2008 Equity Plan to options granted under the 2004 Plan.  All awards granted after the Effective Date will be subject to the terms of the 2008 Equity Plan.

As of April 4, 2008, an aggregate of 39,840 shares of common stock were subject to outstanding stock awards granted under our 2004 Plan, all of which were subject to outstanding, unexercised stock options.  (All share amounts and prices regarding the 2004 Plan have been adjusted to reflect the 1 for 50 reverse stock split effective January 4, 2008.)    No additional awards will be granted under the 2004 Plan.  All future grants will be made under the 2008 Equity Plan.  The weighted average exercise price of options outstanding under our 2004 Plan as of April 4, 2008 was approximately $19.50 per share, and the weighted average remaining term of such options was approximately 6 years. The weighted average exercise price of options outstanding under our 2008 Equity Plan as of April 4, 2008 was approximately $.33 per share, and the weighted average remaining term of such options was approximately 9.9 years.   The weighted average exercise price of options outstanding under all of our equity incentive plans as of April 4, 2008 was approximately $.45 per share, and the weighted average remaining term of such options was approximately 9.9  years.  As of April 4, 2008, 28,048,420  shares of common stock were subject to issuance upon the exercise of outstanding warrants.  As of April 4, 2008, 33,600 shares of common stock were subject to issuance upon the exercise of outstanding stock options issued outside of our option plans. As of April 4, 2008, no shares of common stock were subject to issuance upon the conversion of any convertible securities or other purchase rights.  A total of 42,556,610 shares of our common stock were outstanding as of April 4, 2008.

The summary of certain material terms of the 2008 Equity Plan set forth below should be read in conjunction with the complete text of the 2008 Equity Plan, which is included as Appendix A to this information statement and incorporated herein by this reference.  If we use capitalized terms in this section and do not define them, the terms are as defined in the 2008 Equity Plan.

Description of the 2008 Equity Plan

Overall

The 2008 Equity Plan allows us to grant stock options, restricted stock units, restricted stock, stock, and other equity interests in the Company, which we refer to in this information statement individually as an “Award,” to our employees, officers, consultants, and advisors and those of our subsidiaries.

Shares Subject to the Plan

The maximum number of shares that may be issued pursuant to the 2008 Equity Plan, or the “Total Share Reserve,” will be 6,720,000 shares plus such number of shares that are issuable pursuant to awards outstanding under the 2004 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2004 Plan.

Stockholder approval of the 2008 Equity Plan also constitutes approval of the 6,000,000 share limitation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” This limitation assures that any deductions to which we would otherwise be entitled upon either the exercise of stock options granted under the 2008 Equity Plan or upon the subsequent sale of the shares acquired under those stock options, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to certain executive officers imposed by Code Section 162(m) provided such grants are otherwise made in accordance with Code Section 162(m).

Eligibility

Any of our employees, officers, consultants or advisors or those of our subsidiaries, which we may refer to in this information statement individually as a “Participant,” will be eligible to participate in the 2008 Equity Plan.  As of the date of this Information Statement, there are 28 employees eligible to receive awards under the 2008 Equity Plan.

Administration

Our board of directors is responsible for the administration of the 2008 Equity Plan, including granting Awards to Participants.

To the extent permitted by applicable law, our board of directors may delegate any or all of its powers under the 2008 Equity Plan to one or more committees or subcommittees of our board of directors.  References to our board of directors in this summary of the 2008 Equity Plan are meant to include one or more of such committees or subcommittees as an alternative to our board of directors as well.  To the extent permitted by applicable law, our board of directors may also delegate to one or more of our executive officers the power to grant Awards as our board of directors may determine, provided that our board of directors may fix the maximum number of Awards to be granted in the aggregate and the maximum number of shares granted to any individual Participant by such executive officers.  Our board of directors may also impose additional limitations on the authority of any such executive officers to grant Awards as it deems appropriate.

Shares Available for Awards

Of the Total Share Reserve under the 2008 Equity Plan, if any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued shares of common stock subject to such Award will again be available for the grant of Awards under the 2008 Equity Plan.  In addition, the number of shares remaining available for issuance under the 2004 Plan as of the Effective Date and the number of shares that are issuable pursuant to Awards outstanding under the 2004 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2004 Plan will be included in the number of shares available for the grant of Awards under the 2008 Equity Plan.  In any event, the cumulative number of such shares that may be reissued under the 2008 Equity Plan will not exceed the Total Share Reserve.  Shares issued under the 2008 Equity Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

In the event of certain corporate transactions or events affecting the number or type of outstanding shares of our common stock, including, for example, a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, which we refer to in this information statement as “Extraordinary Capitalization Events,” described more fully below and in the attached 2008 Equity Plan, our board of directors will adjust the Total Share Reserve and other terms of outstanding equity grants.

If shares of common stock issued pursuant to the 2008 Equity Plan are repurchased by, or are surrendered or forfeited to, us at no more than cost, such shares of common stock will again be available for the grant of Awards under the 2008 Equity Plan.  However, if any shares of Common Stock are surrendered to us in payment of the exercise price of any Award granted under the 2008 Equity Plan or in payment of any withholding taxes payable by a Participant in connection with any Award under the 2008 Equity Plan, such shares will not be available for reissuance under the 2008 Equity Plan.

Restricted Stock and Restricted Stock Units

Our board of directors may award restricted stock and restricted stock units and establish the applicable terms for such Awards.

Stock Options

Our board of directors may award stock options in the form of nonqualified stock options or incentive stock options, which we refer to in this information statement as “ISOs.”  All stock options granted under the 2008 Equity Plan will have a term of no longer than ten years.  Our board of directors will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other consideration.

Other Stock-Based Awards

Our board of directors may grant other stock-based Awards on such terms and conditions as it may establish, including grants of stock appreciation rights, phantom stock awards, and other stock units.  Each share of common stock issued under the 2008 Equity Plan in connection with any stock appreciation right, phantom stock award, or other stock unit will reduce the Total Share Reserve on a one-for-one basis.

Transferability and Restrictions

Awards are not transferable other than by will or the laws of descent and distribution unless our board of directors determines or provides otherwise.  In no event may any Award be transferred in exchange for the receipt of any consideration.  Only the Participant may exercise an option, with limited exceptions.

Adjustments

In the event of an Extraordinary Capitalization Event, our board of directors will make adjustments in a proportionate and equitable manner.  These adjustments may include changing the number and type of shares to be issued under the 2008 Equity Plan and per Participant limits on awards, as well as vesting schedules and exercise price of Awards, repurchase prices per security subject to repurchase, and the terms of each outstanding Award.

United States Federal Income Tax Consequences

The following summarizes certain United States federal income tax considerations for persons receiving awards under the 2008 Equity Plan and certain tax effects on our company based on provisions of the Code in effect on the date of this Information Statement, current regulations, and administrative rulings of the Internal Revenue Service.  This summary is not intended to be a complete discussion of all the United States federal income tax consequences of the 2008 Equity Plan.  This discussion does not address all the tax consequences of the 2008 Equity Plan that may be relevant to you.  You are urged to consult your own tax advisors as to the specific tax consequences to you of any awards granted to you, including the applicability of federal, state, local, or foreign tax laws.

Incentive Stock Options

In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either grant or exercise of an ISO.

If shares acquired upon exercise of an ISO are disposed of (i) more than two years from the date the ISO was granted and (ii) more than one year from the date the shares are issued to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.  We will not be entitled to a corresponding federal income tax deduction under these circumstances.

If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy both of the required holding periods discussed in the paragraph above, which is known as a “Disqualifying Disposition,” then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, we generally should be entitled to a corresponding federal income tax deduction.

The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss, which will be long-term or short-term depending on whether the shares are held for more than one year.

An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price if the optionee’s ISO agreement so provides.  If an optionee exercises an ISO in such fashion, special rules will apply.

In addition to the tax consequences described above, the exercise of ISOs may result in an optionee recognizing “alternative minimum tax” under the Code.  The Code provides that an alternative minimum tax will be applied against a taxable base which is equal to “alternative minimum taxable income,” generally reduced by a statutory exemption.  In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income.  A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax.  A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

Special rules also apply if the shares acquired upon the exercise of an ISO are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to our directors, officers, and 10% stockholders.

Nonqualified Stock Options

An optionee generally does not recognize any taxable income upon the grant of a nonqualified stock option, and we are not entitled to a federal income tax deduction by reason of such grant.

An optionee generally will recognize ordinary income at the time of exercise of a nonqualified stock option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.  We may be required to withhold income tax on this amount.  We generally should be entitled to a federal income tax deduction when ordinary income is recognized by an optionee.

When an optionee sells the shares acquired upon exercise of a nonqualified stock option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income).  If an optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

An optionee may be entitled to exercise a nonqualified stock option by delivering shares of our common stock to us in payment of the exercise price.  If an optionee exercises a nonqualified stock option in such fashion, special rules will apply.

Special rules also apply if the shares acquired upon the exercise of a nonqualified stock option are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to our directors, officers, and 10% stockholders.

Restricted Stock and Restricted Stock Units

Under current federal income tax law, persons receiving common stock pursuant to a grant of restricted stock or a restricted stock unit generally will recognize ordinary income equal to the excess of the fair market value of the shares received over the purchase price, if any.  We generally will be entitled to a corresponding federal income tax deduction.  When such stock is sold, the seller generally will recognize capital gain or loss based on the excess of the fair market value of the shares received over the seller’s tax basis in the stock.

Special rules apply if the stock acquired is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to our directors, officers, and 10% stockholders.

If required by law, participants must pay withholding taxes or agree to have such taxes withheld by transferring shares or allowing shares to be withheld, if allowed by law.  Restricted stock units will be structured to avoid potential adverse tax consequences to Participants imposed by Code Section 409A.

Potential Limitation on Deductions

Code Section 162(m) denies a deduction to any publicly-held corporation, such as us, for compensation paid to certain executive officers in a taxable year to the extent that compensation to such officers exceeds $1,000,000.  It is possible that compensation attributable to stock-based awards, when combined with all other types of compensation received by an executive officer from us, may cause this limitation to be exceeded in a particular year.  However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Accordingly, compensation attributable to stock options will qualify as performance-based compensation if (i) such options are granted by a compensation committee or committee of our board of directors comprised solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant.  It is intended that all options granted by our compensation committee under the 2008 Equity Plan qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation.  However, compensation attributable to restricted stock, restricted stock units, and other stock-based awards under the 2008 Equity Plan will not qualify as performance-based compensation, and therefore remain subject to the $1,000,000 deduction limitation.

Amendments

Other than in connection with the repricing of an option, our board of directors may amend, modify, or terminate Awards; provided that a Participant’s consent to such action shall be required unless our board of directors determines that the action would not materially and adversely affect the Participant.  Our board of directors may also amend, suspend, or terminate the 2008 Equity Plan, without stockholder approval, provided that there is no increase in the number of authorized shares (except in connection with the occurrence of certain events) or the per Participant limit, no change in eligible classes, and no change that requires stockholder approval by law or stock exchange rules.  In addition, other than in connection with an Extraordinary Capitalization Event, our board of directors may not reduce the exercise price of an option or amend or cancel an option for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the original exercise price of the option, without approval of our stockholders.

INFORMATION ABOUT THE DIRECTORS’ PLAN

Introduction

We use equity incentive plans to grant stock-based awards broadly to our employees because we believe that all of our employees should have a stake in increasing stockholder value.  Similarly, we believe all of our directors should have a stake in increasing stockholder value.  As such, our board of directors adopted the Directors’ Plan to permit us to grant, on an automatic basis, options to purchase shares of our common stock to our non-employee directors.  We believe that the Directors’ Plan will help us recruit, retain, and drive superior performance by our non-employee directors and will contribute significantly to our success and align the interests of our non-employee directors and stockholders.

The summary of certain material terms of Directors’ Plan set forth below should be read in conjunction with the complete text of the Directors’ Plan, which is included as Appendix B to this information statement and incorporated herein by this reference.  If we use capitalized terms in this section and do not define them, the terms are as defined in the Directors’ Plan.

Share Reserve

We have reserved a total of 1,500,000 shares of our common stock for issuance under the Directors’ Plan.  If an optionholder does not purchase the shares subject to such option before the option expires or otherwise terminates, the shares that are not purchased again become available for issuance under the Directors’ Plan.

Administration

Our board of directors will administer the Directors’ Plan.  Our board of directors has the authority to construe, interpret and amend the Directors’ Plan, but the Directors’ Plan specifies the essential terms of the options, including:

•	who will receive options under the Directors’ Plan;
•	the dates on which such options will be granted;
•	the number of shares subject to the options;
•	the vesting schedule applicable to the options;
•	the exercise price of the options; and
•	the type of consideration that may be used to satisfy the exercise price.

Eligibility

Each person who is elected or appointed to be a non-employee director for the first time after the effective date of the Directors’ Plan will be granted an option to purchase 150,000 shares of common stock upon such election or appointment.  In addition, each non-employee director who continues to serve as a non-employee director automatically will be granted an option to purchase 75,000 shares of common stock on April 30 of each year commencing in 2009.  However, if a person who is first elected as a non-employee director after the effective date of the Directors’ Plan has not been serving as a non-employee director for the entire period since the preceding annual meeting of stockholders (or, in the event no annual meeting was held in the preceding year, the twelve month period prior to the April 30 annual grant date), then the number of shares subject to such annual grant will be reduced pro rata for each full quarter prior to the date of grant during such period for which such person did not serve as a non-employee director.  All options will vest one hundred percent (100%) on the one year anniversary of the date of grant provided that the non-employee director continues to provide services to us or one of our affiliates.  As of the date of this Information Statement, there are 2 persons eligible to receive awards under the Directors’ Plan.

Option Terms

Options granted under the Directors’ Plan will have an exercise price equal to 100% of the fair market value of the common stock on the grant date and a term of 10 years.  As long as a non-employee director continues to serve with us or with an affiliate of ours, whether in the capacity of a director, an employee or a consultant, the non-employee’s option will continue.  Options will terminate three months after his or her service terminates.  However, if such termination is due to the his or her disability, the exercise period will be extended by 12 months unless the term of the option expires prior to that date in accordance with the terms of the individual’s option agreement.  If such termination is due to the optionholder’s death or if the optionholder dies within three months after his or her service terminates, the exercise period will be extended by 18 months following death unless the term of the option expires prior to that date in accordance with the terms of the individual’s option agreement.

Optionholders may transfer options granted under the Directors’ Plan by gift to immediate family or, under certain circumstances, to a trust for estate-planning purposes.  Optionholders also may designate a beneficiary to exercise their options following the optionholder’s death.  Otherwise, option exercise rights will pass by the optionholder’s will or by the laws of descent and distribution.

Other Provisions

Transactions not involving our receipt of consideration, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares subject to the Directors’ Plan and to outstanding options.  In that event, our board of directors will appropriately adjust the Directors’ Plan as to the class and the maximum number of shares subject to the Directors’ Plan.  It also will adjust outstanding options as to the class, number of shares and price per share applicable to such options.

If we dissolve or liquidate, then outstanding options will terminate immediately prior to such event.  However, we treat outstanding options differently in the following situations: (i) a sale, lease or other disposition of all or substantially all of our assets or securities; (ii) a merger or consolidation in which we are not the surviving corporation; (iii) or a reverse merger in which we are the surviving corporation but the shares of our common stock outstanding immediately before the merger are converted by virtue of the merger into other property, such as securities or cash.

In these situations, the surviving corporation will either assume the options outstanding under the Directors’ Plan or substitute other options for the outstanding options.  If the surviving corporation does not assume or substitute all outstanding options under the Directors’ Plan, then for optionholders who are then providing services to us or one of our affiliates, the vesting and exercisability of the options will accelerate and the options will terminate if they are not exercised prior to the closing of the relevant transaction.  Thevesting and exercisablity of options held by optionholders who are no longer providing services to us or one of our affiliates will not accelerate.  However, these options also will terminate immediately prior to the occurrence of the event described above.

Plan Termination

The Directors’ Plan will terminate in 2018 unless our board of directors terminates it sooner.

NEW PLAN BENEFITS OF THE EQUITY PLANS

We have granted options under the 2008 Equity Plan to purchase 6,715,000 sharesof the 6,720,000 total shares originally reserved.  We have granted options under the Directors’ Plan to purchase 150,000 shares of the 1,500,000 total shares originally reserved.  The table below sets forth the number of awards granted through April 4, 2008 under the 2008 Equity Plan and the 2008 Directors’ Plan to (i) our named executive officers, (ii) our named executive officers as a group, (iii) all current directors who are not named executive officers and (iv) all employees, including officers who are not named executive officers, as a group.

NEW PLAN BENEFITS

	2008 Equity Plan		2008 Non-Employee Directors’ Plan
	Stock Options		Stock Options
Name and Position	Dollar Value($)(1)	Number of Units	Dollar Value ($)(2)	Number of Units
William C. Bopp Chief Executive Officer and Chairman of the Board	444,341	2,100,000	–	–
Robert F. Mathews Executive Vice President and Chief Financial Officer	211,591	1,000,000	–	–
John “Jed” Kennedy	211,591	1,000,000		–
J. Winder Hughes	–			–
William T. Tumber	–		31,739	150,000
Executive Group	867,523	4,100,000	–	–
Non-Executive Director Group	–	–	31,739	150,000
Non-Executive Officer Employee Group	550,618	2,615,000	–	–

(1)
Dollar value represents total option value estimated under Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” using the Black-Scholes option pricing model with assumptions specific to the Company.  Options granted to Mr. Bopp and Mr. Mathews immediately vest 25%, vest 25% on the first anniversary of the grant, or February 27, 2009, and vest 6.25% at the end of each calendar quarter thereafter through December 31, 2010.  Other options granted under the 2008 Equity Plan vest 25% on the first anniversary of the option grant and 6.25% each calendar quarter thereafter.

(2)
Dollar value represents total option value estimated under Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” using the Black-Scholes option pricing model with assumptions specific to the Company.  Options granted vest 100% on the first anniversary of the option grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning annual and long-term compensation provided to each person who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2007, each of the Company’s other most highly compensated executive officers as of December 31, 2007.  The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

				Non-Equity
			Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary ($)	Awards ($) (4)	Compensation ($)	Compensation ($)	Total ($)

John “Jed” Kennedy,	2007	195,700	123,116	-	-	318,816
President, Chief Operatin Officer and Director (1)	2006	195,700	88,013	-	-	283,713

Robert Mathews, Executive VP and Chief Financial Officer(2)	2007	107,423	34,185	32,226	-	173,834

Donald Tucker,	2007	198,461	12,039	-	25,602	236,102
Former CEO, President and Director(3)	2006	137,738	8,899	-	-	146,637
______________

(1)
Mr. Kennedy has served as a Director of the Company since October 11, 2007.  He was appointed the Company’s President and Chief Operating Officer on October 12, 2007.  Prior to his appointment as the Company’s President and Chief Operating Officer, Mr. Kennedy served as the President, Vision Systems Group of the Company.

(2)
Mr. Mathews has served as Executive Vice President and Chief Financial Officer since June 13, 2007.  Mr. Mathews received a base salary for 2007 of $210,000 on an annualized basis, with a bonus for 2007 equal to 30% of his salary (pro-rated for a partial year).

(3)
Mr. Tucker served as the Company’s Chief Executive Officer, President and Director beginning in May 2006.  In August 2006, he also became Chairman of the Board.  Effective October 12, 2007, Mr. Tucker resigned as our Chief Executive Officer and President, and effective November 7, 2007, Mr. Tucker resigned as a Director of the Company.   Other compensation paid to Mr. Tucker in 2007 included $25,602 in accrued vacation time paid upon his resignation from the Company.

(4)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123(R). These amounts may reflect options granted in years prior to 2007. See Note 16 of the notes to our consolidated financial statements contained elsewhere in the 2007 Annual Report on Form 10-KSB for a discussion of all assumptions made by us in determining the FAS 123(R) values of its equity awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2007.

	# of Securites	# of Securites
	Underlying	Underlying	Option
	Unexercised Options	Unexercised Options	Exercise Price	Option Expiration
Name	(# exercisable)	(# unexercisable)	($)	Date

John “Jed” Kennedy,
President,Chief Operating Officer and Director	3,000	-	17.50	4/23/2008
	2,600	-	25.00	12/31/2009
	10,000	-	20.00	10/10/2015
	2,600	-	17.50	1/23/2016

Robert Mathews, Executive VP and Chief Financial Officer	-	31,000	12.00	7/15/2017
	-
Donald Tucker, Former CEO, President and Director	2,880	-	24.00	5/23/2016

Employment Agreements

On January 4, 2008, the company entered into an employment agreement with its Chief Executive Officer, William C. Bopp.  Under the terms of Mr. Bopp’s employment agreement, as amended, he will receive annual compensation of $39,000, along with benefits comparable to those provided to other Company executives.  Mr. Bopp was granted a stock option under the Company’s 2008 Equity Incentive Plan which has  a term of ten years and may be exercised to acquire 2,100,00 shares of the Company’s common stock.   The employment agreement is for an initial two-year term, and renews automatically, unless terminated by either the Company or Mr. Bopp.

Viking has entered into an employment agreement with our President and Chief Operating Officer, John Kennedy. Pursuant to the employment agreement between the Company and Mr. Kennedy dated October 10, 2005, Mr. Kennedy currently receives annual compensation in the amount of $240,000 base salary per year plus participation in a bonus plan that includes both cash and stock options based on Company and individual performance as determined from time to time by the Compensation Committee of the Board of Directors.    Mr. Kennedy’s employment agreement also provides that if Mr. Kennedy is terminated without good cause or if Mr. Kennedy terminates his employment with good reason, not in connection with a change of control, he is eligible for severance payments equal to nine months of his then current base salary, 50% of his target bonus on a pro rated basis, continuation of health insurance for nine months following termination and acceleration of vesting of all equity awards for a period equal to nine months following termination.  His Employment Agreement provides further that if Mr. Kennedy is terminated in connection with a change of control, he will receive a lump sum equal to nine months of his base salary at the time of termination plus 50% of his target bonus on a pro rated basis, acceleration of vesting of various equity awards held by him and health and welfare benefits for nine months following termination.

Viking entered into an employment agreement with our former CFO and current General Manager, Joseph Warrino. The agreement provides for the payment of a base salary of $150,000 per year plus participation in bonus plan that includes both cash and stock options based on Company and individual performance as determined from time to time by the Compensation Committee.

Viking has entered into an employment agreement with our VP of Clinical Development, Robert Tierney. The agreement provides for the payment of a base salary of $150,000 per year plus participation in bonus plan that includes both cash and stock options based on Company and individual performance as determined from time to time by the Compensation Committee.

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The following table sets forth information concerning annual compensation provided to each person who served as a member of the Company’s Board of Directors during the fiscal year ended December 31, 2007, other than those persons who also served as an executive officer of the Company during such fiscal year and are included in the Summary Compensation Table above under “Executive Compensation.”

Fees Earned
or Paid in
Name	Cash ($)
William C. Bopp (1)	$6,375
J. Winder Hughes (2)	$6,000
Richard M Kipperman (3)	$20,000
Daniel F. Crowley (4)	$17,375
Brian M. Miller (5)	$17,500
Nathan J. Harrison (6)	$18,125
Michael J. Manyak (7)	$16,875

(1)	Mr. Bopp has served as the Company’s Chief Executive Officer since January 4, 2008. He was appointed Chairman of the Board on October 11, 2007.
(2)	Mr. Hughes has served as a Director of the Company since October 11, 2007.
(3)
Mr. Kipperman served as a Director of the Company from October 30, 2007 to February 27, 2008.  Effective upon Mr. Kipperman’s election to the Board of Directors, the Company and Mr. Kipperman entered into a Provisional Director Agreement pursuant to which Mr. Kipperman was paid $20,000 for services provided from October 30, 2007 to November 30, 2007, after which time he was paid $400 per hour for services rendered.

(4)	Mr. Crowley served as a Director of the Company from December 2003 and was Chairman of the Board from March 2005 to August 2006. He resigned from the Board on October 6, 2007.
(5)	Mr. Miller served as a Director of the Company from October 5, 2006, to November 5, 2007.
(6)	Dr. Harrison served as a Director of the Company from August 2004, to October 6, 2007.
(7)	Dr. Manyak served as a Director of the Company from November 9, 2006, to October 6, 2007.

Non Employee Directors’ Cash Compensation

During 2007, directors cash compensation was structured as follows:  $1,500 quarterly retainers, $3,000 for attendance at each Board meeting, $1,000 for telephonic attendance at Board meetings, $500 for each committee meeting attended and $375 for each telephonic board call that was not an official meeting.

Effective February 2008, the Board of Directors approved the following cash compensation structure: $1,500 quarterly retainers, $3,000 for attendance at each Board meeting, $1,000 for telephonic attendance at Board meetings and $500 for each committee meeting attended.  Additionally, the Audit Committee and Compensation Committee chairpersons will receive quarterly fees of $1,500 and $1,000, respectively.

Non Employee Directors’ stock option awards

In April 2004, we adopted a compensation plan for our Board of Directors. Pursuant to such plan we typically grant an initial option of 20,000 shares to each non-employee director at the time he or she is appointed a director of Viking. The options vest one year from the date of grant. Beginning in the second year of their term, each non-employee director is also typically granted an annual option of 10,000 shares of our common stock.  No options were granted to directors during 2007.

Under the 2008 Non-Employee Directors’ Stock Option Plan that was adopted by our board of directors on January 3, 2008, each person who is elected or appointed to be a non-employee director for the first time after the effective date of the directors’ plan will be granted an option to purchase 150,000 shares of common stock upon such election or appointment. In addition, each non-employee director who continues to serve as a non-employee director automatically will be granted an option to purchase 75,000 shares of common stock on April 30 of each year commencing with 2009.   Provided, however; that if a person who is first elected as a non-employee director after the effective date of the directors’ plan has not been serving as a non-employee director for the entire period since the preceding annual meeting of stockholders (or, in the event no annual meeting was held in the preceding year, the twelve month period prior to the April 30 annual grant date), then the number of shares subject to such Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during such period for which such person did not serve as a non- employee director. The options will vest one hundred percent (100%) on the one year anniversary of the date of grant provided that the non-employee director continues to provide services to us or one of our affiliates. Options granted under the directors' plan will have an exercise price equal to 100% of the fair market value of the common stock on the grant date and a term of ten years.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective associates has any substantial interest in the adoption of the Equity Plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding shares of our common stock beneficially owned as of March 23, 2008 by: (i) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of our common stock.

		Common Stock Options Exercisable	Common Stock Purchase Warrant	Total Stock and Stock
	Common	Within	Exercisable	Based	%
Name	Stock	60 Days	Within 60 Days	Holdings (1)	Ownership(1)

William C. Bopp	14,397,727	525,000	11,765,792	26,688,519	48.7%
J. Winder Hughes (2)	4,215,189	-	2,804,124	7,019,313	15.5%
William Tumber	-	-	-	-	0.0%
John Kennedy	-	-	-	-	0.0%
Robert Mathews	-	250,000	-	250,000	0.6%
All officers and directors
as a group ( 5 persons) (3)	18,612,916	775,000	14,569,916	33,957,832	58.5%

Midsummer Investment, LTD	8,344,620	-	5,551,035	13,895,655	28.9%
CAMOFI Master LDC (4)	3,521,411	-	351,030	5,276,561	11.9%
____________

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after March 23, 2008. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after March 23, 2008 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. As of March 23, 2008, there were 42,556,610 shares of our common stock issued and outstanding.

(2)
All such shares are held by The Focus Fund, L.P. Mr. Hughes is the managing member of The Focus Fund, and as such, shares the power to direct the vote and disposition of these shares. Mr. Hughes disclaims beneficial ownership in these shares.

(3)	These are the officers and directors of Viking.
(4)
Does not include 1,055,312 shares beneficially owned by CAMHZN Master LDC (“CAMHZN”) comprised of 704,282 shares of common stock and 351,030 shares of common stock issuable upon exercise of a warrant, which, aggregated with the shares in the table above would total 6,331,873 shares, or approximately 14.2% of the common stock.  The shares held by CAMOFI Master LDC (“CAMOFI”) and CAMHZN may be deemed to be beneficially owned by Centrecourt Asset Management LLC, a Delaware limited liability company (“Centrecourt”), and by Richard Smithline, based upon a Schedule 13G dated January 4, 2008, and filed with the SEC.  CAMOFI, CAMHZN, Centrecourt and Mr. Smithline do not affirm to be a “group” as defined under Section 13 of the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, or the “Exchange Act,” and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission, or the “SEC,” relating to our business, financial statements, and other matters.  These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, DC 20549.  Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We incorporate by reference into this information statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents.  We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our annual report on Form 10-KSB for the fiscal year ended December 31, 2007.  You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

Viking Systems, Inc.
134 Flanders Road
Westborough, MA 01581
(508) 366-8882

ANNEX A

VIking Systems, Inc.
2008 Equity Incentive Plan

Approved By Board and Independent Directors on:  January 3, 2008
Approved By Stockholders:  January 18, 2008
Termination Date:  January 18, 2018

1.    General.

(a)    Successor to Prior Plan.  The Plan is intended as the successor to the Company’s 2004 Stock Incentive Plan (the “Prior Plan”).  Following the Effective Date, no additional stock awards shall be granted under the Prior Plan.  Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder.  All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan with respect to which they were originally granted.  All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of the Plan.

(b)    Eligible Award Recipients.  The persons eligible to receive Awards are Employees, Directors and Consultants.

(c)    Available Awards.  The Plan provides for the grant of the following Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)    General Purpose.  The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.    Administration.

(a)    Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)    Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii)           To settle all controversies regarding the Plan and Awards granted under it.

(iv)           To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(v)           To suspend or terminate the Plan at any time.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)           To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law.  However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan, but in each of (A) to (E) only to the extent required by applicable law or listing requirements.  Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)           To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding Incentive Stock Options or (C) Rule 16b-3.

(viii)                      To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or stock awards granted under the Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and related Department of Treasury guidance.

(ix)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)           To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(xi)           To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (A) the reduction of the exercise price of any outstanding Option under the Plan; (B) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (1) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award (including a stock bonus), (3) a Stock Appreciation Right, (4) Restricted Stock Unit, (5) an Other Stock Award, (6) cash and/or (7) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)    Delegation to Committee.

(i)    General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)   Section 162(m) and Rule 16b-3 Compliance.  In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee who need not be Outside Directors the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)    Delegation to an Officer.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value pursuant to Section 13(v)(ii) below.

(e)    Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.    Shares Subject to the Plan.

(a)           Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall consist of the sum of (i)  six million seven hundred twenty thousand (6,720,000) shares to be approved by the stockholders as part of the approval of this Plan and (ii) the number of shares added to the reserve pursuant to Section 3(b) (the “Share Reserve”).  For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of the Company’s common stock that may be issued pursuant to the Plan.  Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).  Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b)    Additions to the Share Reserve.  The Share Reserve also shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that (i) are issuable pursuant to options outstanding under the Prior Plan as of the Effective Date and (ii) but for the termination of the Prior Plan as of the Effective Date, would otherwise have reverted to the share reserve of the Prior Plan pursuant to the provisions thereof.

(c)    Reversion of Shares to the Share Reserve.  If a Stock Award (i) expires or otherwise terminates without having been exercised in full, (ii) is forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or (iii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), the shares not issued under such Stock Award shall remain available for issuance under the Plan, and such expiration, termination, forfeiture or settlement shall not reduce (or otherwise offset) the number of shares of the Company’s common stock that may be issued pursuant to the Plan.  Also, any shares reacquired by the Company pursuant to subsection 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

(d)    Incentive Stock Option Limit.  Notwithstanding anything to the contrary in this Section 3, subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be six million seven hundred twenty thousand (6,720,000) shares of Common Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to Stock Awards pursuant to Section 3(b).

(e)    Section 162(m) Limitation on Annual Grants.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than six million (6,000,000) shares of Common Stock.

(f)    Source of Shares.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market.

4.    Eligibility.

(a)    Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)    Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)    Consultants.  A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8.

5.    Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option.  The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)    Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b)    Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

(c)    Consideration.  The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.  The methods of payment permitted by this Section 6(c) are:

(i)           by cash, check, bank draft or money order payable to the Company;

(ii)           pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)           by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)           by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise”, (B) shares are delivered to the Participant as a result of such exercise, and/or (C) shares are withheld to satisfy tax withholding obligations;  or

(v)           in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d)    Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)    Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and/or securities laws upon the Optionholder’s request.

(ii)    Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)   Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.  In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(e)    Vesting of Options Generally.  The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal.  The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)    Termination of Continuous Service.  Except as otherwise provided in the applicable Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g)    Extension of Termination Date.  An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h)    Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i)    Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or, if applicable, by a person designated as the beneficiary of the option upon the Optionholder’s death, but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (B) the expiration of the term of such Option as set forth in the Option Agreement.  If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.  If the Optionholder designates a third party beneficiary of the Option in accordance with Section 5(d)(iii), then upon the death of the Optionholder such designated beneficiary shall have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(j)    Termination for Cause.  Except as explicitly provided otherwise in an Optionholder’s Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(k)    Non-Exempt Employees.  No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.    Provisions of Stock Awards other than Options.

(a)    Restricted Stock Awards.  Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration.  A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)    Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)    Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)    Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)    Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)    Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)    Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)    Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)    Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)    Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)    Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences of Section 409A(a)(1) of the Code.  Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award.  For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)    Stock Appreciation Rights.  Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards.  The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)     Term.  No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii)    Strike Price.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents.  The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value equivalents subject to the Stock Appreciation Right on the date of grant.

(iii)   Calculation of Appreciation.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv)    Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v)     Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi)    Payment.  The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii)   Termination of Continuous Service.  In the event that a Participant’s Continuous Service terminates other than for Cause, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii)   Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Stock Appreciation Right Agreement, in the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

(ix)    Compliance with Section 409A of the Code.  Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code.  Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.  For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

(d)    Performance Awards.

(i)     Performance Stock Awards.  A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum number of shares that may be granted to any Participant in a calendar year attributable to Performance Stock Awards described in this Section 6(d)(i) shall not exceed 6,000,000 shares of Common Stock.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)    Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion.  The maximum value that may be granted to any Participant in any calendar year attributable to cash awards described in this Section 6(d)(ii) shall not exceed $2,000,000.  The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event.  The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under the Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

(e)    Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.    Covenants of the Company.

(a)    Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

(c)    No Obligation to Notify.  The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.    Miscellaneous.

(a)    Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)    Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)    Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has validly exercised the Stock Award pursuant to its terms and (ii) the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d)    No Employment or Other Service Rights.  Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)    Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f)    Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)    Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)    Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i)    Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee.  The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)    Compliance with Section 409A of the Code.  To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and related Department of Treasury guidance.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

9.    Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)    Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust:  (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(e) and 6(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)    Dissolution or Liquidation.  Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)    Corporate Transaction.  The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award.

(i)    Stock Awards May Be Assumed.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction.  A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award.  The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

(ii)    Stock Awards Held by Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)   Stock Awards Held by Persons other than Current Participants.  Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Stock Awards in Lieu of Exercise.  Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

(d)    Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

10.   Termination or Suspension of the Plan.

(a)    Plan Term.  Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.   Effective Date of Plan.

The Plan shall become effective on the Effective Date.  If the Plan has not been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the adoption of the Plan shall be null and void.

12.   choice of Law.

The law of the State of Massachusetts shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of laws rules.

13.   definitions.  As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a)           “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)           “Award” means a Stock Award or a Performance Cash Award.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.  Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(e)           “Cause” means with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)           the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)           there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)           individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

The Board may, in its sole discretion and without Participant consent, amend the definition of “Change in Control” to conform to the definition of “Change of Control” under Section 409A of the Code and related Department of Treasury guidance.

(g)           “Code” means the Internal Revenue Code of 1986, as amended.

(h)           “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(i)           “Common Stock” means the common stock of the Company.

(j)           “Company” means Viking Systems, Inc., a Delaware corporation.

(k)           “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an employee of the Company to a Consultant (whether to the Company or to an Affiliate) or to a Director shall not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m)           “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)           the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)           the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n)           “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

(o)           “Director” means a member of the Board.

(p)           “Disability” means, with respect to a Participant,  the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(q)           “Effective Date” means the date the Plan is approved by the stockholders of the Company.

(r)           “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)           “Entity” means a corporation, partnership, limited liability company or other entity.

(t)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(v)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or quoted on any quotation service, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or by such service (or the exchange or service with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

(ii)           In the absence of such market for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(w)           “Incentive Stock Option” means an Option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)           “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)           “Nonstatutory Stock Option” means any Option that does not qualify as an Incentive Stock Option.

(z)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)           “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of the Plan, such other person who holds an outstanding Option.

(dd)           “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)           “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)           “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(gg)           “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)           “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)           “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

(jj)           “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following:  (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) completion of regulatory or development milestones; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.  The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(kk)           “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.  In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(ll)           “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(mm)       “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(d)(i).

(nn)         “Plan” means this Viking Systems, Inc. 2008 Equity Incentive Plan.

(oo)         “Prior Plan” means the Company’s 2004 Stock Incentive Plan as in effect immediately prior to the Effective Date.

(pp)           “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq)           “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(rr)           “Restricted Stock Unit Award” means an unfunded right to receive shares of Common Stock at a future date which is granted pursuant to the terms and conditions of Section 6(b).

(ss)           “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu)           “Securities Act” means the Securities Act of 1933, as amended.

(vv)           “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(ww)          “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(xx)           “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy)           “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(zz)           “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(aaa)         “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

ANNEX B

Viking Systems, Inc.

2008 Non-Employee Directors’ Stock Option Plan

Adopted by Board and Indpendent Directors: January 3, 2008
Approved by Stockholders: January 18, 2008
Effective Date: January 18, 2008

1.    Purposes.

(a)    Eligible Option Recipients.  The persons eligible to receive Options are the Non-Employee Directors of the Company.

(b)    Available Options.  The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

(c)    General Purpose.  The Company, by means of the Plan, seeks to retain the services of its current Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(d)    Successor to Prior Plan.  The Plan is intended as the successor to the Company’s 2004 Non-Employee Director Stock Ownership Plan (the “Prior Plan”).  Following the Effective Date, no additional stock awards shall be granted under the Prior Plan.  Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder.  All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan with respect to which they were originally granted.  All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of the Plan.

2.    Definitions.

(a)           “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)           “Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6(b).

(c)           “Annual Meeting” means the annual meeting of the stockholders of the Company.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Option after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.  Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(f)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)           the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)           there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)           individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board).

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

The Board may, in its sole discretion and without Optionholder consent, amend the definition of “Change in Control” to conform to the definition of “Change of Control” under Section 409A of the Code and related Department of Treasury guidance.

(g)           “Code” means the Internal Revenue Code of 1986, as amended.

(h)           “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

(i)           “Common Stock” means the common stock of the Company.

(j)           “Company” means Viking Systems, Inc., a Delaware corporation.

(k)           “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l)           “Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s service with the Company or an Affiliate, shall not terminate an Optionholder’s Continuous Service.  For example, a change in status from a Non-Employee Director of the Company to a consultant to an Affiliate or an Employee of the Company shall not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Option only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Optionholder, or as otherwise required by law.

(m)           “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)           the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)           the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n)           “Director” means a member of the Board.

(o)           “Disability” means, with respect to an Optionholder, the inability of such Optionholder to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

(p)           “Effective Date” means the date the Plan is approved by the stockholders of the Company.

(q)           “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)           “Entity” means a corporation, partnership, limited liability company or other entity.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv)  an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(u)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or quoted on any quotation service, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or by such service (or the exchange or service with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

(ii)           In the absence of such market for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

(v)           “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 6(a).

(w)           “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)           “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)           “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(aa)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc)           “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd)           “Plan” means this Viking Systems, Inc. 2008 Non-Employee Directors’ Stock Option Plan.

(ee)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ff)           “Securities Act” means the Securities Act of 1933, as amended.

(gg)           “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3.    Administration.

(a)    Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b)    Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine the provisions of each Option to the extent not specified in the Plan.

(ii)           To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)           To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1)  the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3)  any other action that is treated as a repricing under generally accepted accounting principles.

(iv)           To amend the Plan or an Option as provided in Section 12.

(v)           To terminate or suspend the Plan as provided in Section 13.

(vi)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)    Delegation to Committee.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d)    Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    Shares Subject To The Plan.

(a)    Share Reserve.  Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Options (the “Share Reserve”) shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of Common Stock.  The Share Reserve also shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that (i) are issuable pursuant to options outstanding under the Prior Plan as of the Effective Date and (ii) but for the termination of the Prior Plan as of the Effective Date, would otherwise have reverted to the share reserve of the Prior Plan pursuant to the provisions thereof.

(b)    Reversion of Shares to the Share Reserve.  If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.  Also, any shares reacquired by the Company pursuant to subsection 10(e) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

(c)    Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    Eligibility.

The Options, as set forth in Section 6, automatically shall be granted under the Plan to all Non-Employee Directors who meet the criteria specified in Section 6.

6.    Non-Discretionary Grants.

(a)    Initial Grants.  Without any further action of the Board, each person who after the Effective Date is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase 150,000 shares of Common Stock on the terms and conditions set forth herein.

(b)    Annual Grants.  Without any further action of the Board, on April 30 of each year commencing with 2009, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase 75,000 shares of Common Stock on the terms and conditions set forth herein; provided, however, that if a person who is first elected as a Non-Employee Director after the Effective Date has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting (or, in the event no Annual Meeting was held in the preceding year, the twelve month period prior to the April 30 Annual Grant date), then the number of shares subject to such Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during such period for which such person did not serve as a Non- Employee Director.

7.    Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as required by the Plan.  Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate.  Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)    Term.  No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)    Exercise Price.  The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c)    Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law, either (i) by cash, check, bank draft or money order payable to the Company at the time the Option is exercised or (ii) at the discretion of the Board either at the time of the grant of the Option or subsequent thereto (A) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock at the time the Option is exercised, (B) by a “net exercise” of the Option (as further described below), (C) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (D) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Optionholder but will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (1) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise”, (2) shares are delivered to the Optionholder as a result of such exercise, and/or (3) shares are withheld to satisfy tax withholding obligations

(d)    Transferability of Options.  The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i)    Restrictions on Transfer.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and/or securities laws upon the Optionholder’s request.

(ii)    Domestic Relations Orders.  Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)   Beneficiary Designation.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.  In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(iv)    Vesting.  All shares of Common Stock subject to Option grants, whether Initial Grants or Annual Grants, shall vest 100% on the one year anniversary of the date of grant thereof.

(e)    Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates for any reason, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

8.    Securities Law Compliance.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Common Stock issued or issuable pursuant to any such Option.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.

9.    Use Of Proceeds From Stock.

Proceeds from the sale of Common Stock pursuant to Options shall constitute general funds of the Company.

10.   Miscellaneous.

(a)    Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Plan or the Option stating the time at which it may first be exercised or the time during which it will vest.

(b)    Stockholder Rights.  No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

(c)    No Service Rights.  Nothing in the Plan, any Option Agreement or other instrument executed thereunder or any Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)    Investment Assurances.  The Company may require an Optionholder, as a condition of exercising or acquiring Common Stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the Common Stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e)    Withholding Obligations.  To the extent provided by the terms of an Option Agreement, the Company may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means:  (i) causing the Optionholder to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Optionholder in connection with the Option; or (iii) via such other method as may be set forth in the Option Agreement.

11.   Adjustments Upon Changes In Common Stock.

(a)    Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust the class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Options.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)    Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

(c)    Corporate Transaction.  The following provisions shall apply to Options in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Option or any other written agreement between the Company or any Affiliate and the holder of the Option or unless otherwise expressly provided by the Board at the time of grant of an Option.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (including options to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction).  In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Options or substitute similar stock options for all such outstanding Options, then with respect to Options that have not been assumed, continued or substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Options shall terminate on the effective time of the Corporate Transaction if not exercised (if applicable) at or prior to such effective time.  With respect to any other Options outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the Optionholder, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)    Change in Control.  If a Change in Control occurs and an Optionholder’s Continuous Service with the Company has not terminated as of, or immediately prior to, the effective time of the Change in Control, then, as of the effective time of such Change in Control, the vesting and exercisability of each Optionholder’s Option or Options shall be accelerated in full.

12.   Amendment Of The Plan And Options.

(a)    Amendment of Plan.  Subject to the limitations, if any, of applicable law, the Board, at any time and from time to time, may amend the Plan.  However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b)    Stockholder Approval.  The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)    No Impairment of Rights.  Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

(d)    Amendment of Options.  The Board, at any time, and from time to time, may amend the terms of any one or more Options, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing an Option, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   Termination Or Suspension Of The Plan.

(a)    Plan Term.  The Board may suspend or terminate the Plan at any time.  No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   Effective Date Of Plan.

The Plan shall become effective on the Effective Date.  If the Plan has not been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the adoption of the Plan shall be null and void.

15.   Choice Of Law.

The law of the state of Massachusetts shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.